UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 21, 2011

MERCK & CO., INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

One Merck Drive, P.O. Box 100, Whitehouse Station, NJ	08889
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (908) 423-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendments to By-Laws.

The Board of Directors of Merck & Co., Inc. (the “Company”) adopted the following amendments to the By-Laws of the Company, effective January 1, 2012: (1) changes to Article V relating to indemnification by the Company of Directors and others; and (2) other minor technical changes.

The Company’s By-Laws, as amended, are attached hereto as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

3.2	By-Laws of Merck & Co., Inc., effective as of January 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2011

Merck & Co., Inc.

By:	/S/ Katie E. Fedosz
Name:	Katie E. Fedosz
Title:	Senior Assistant Secretary

INDEX TO EXHIBITS

Number	Description

3.2	By-Laws of Merck & Co., Inc., effective as of January 1, 2012

4